                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 16, 2004 (December 7, 2004)


                           SURGE GLOBAL ENERGY, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
            (State or jurisdiction of incorporation or organization)

                                   000-24269
                                   ---------
                            (Commission File Number)

                                   34-1454529
                                   ----------
                     (I.R.S. Employer Identification Number)

              12220 El Camino Real, Suite 410, San DieGO, CA 92130
              ----------------------------------------------------
               (Address of principal executive offices (Zip Code)

                   Registrant's telephone number: 858-704-5010


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                -------------------------------------------

         On December 9, 2004 the Company granted E. Jamie Schloss a 10-year option to purchase 400,000 shares of Common Stock at a purchase price of $.65 per share. The option vests in 36 equal monthly installments. Mr. Schloss is acting Chief Financial Officer and a director of the Company. See Item 5.02.

Item 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
              ---------------------------------------------------

         On December 7, 2004, the Company acquired 17.52% of the common stock of Cynthia Holdings Ltd. ("Cynthia Holdings") pursuant to the terms of a letter agreement dated April 30, 2003 (the Letter Agreement") with Cynthia Holdings Limited ("Cynthia") and Irie Isle Limited ("Irie"), which is wholly owned by Oromin Explorations, Ltd., a Canadian company ("Oromin"). Chet Idziszek, a director of the Company, is the President and Chairman of Oromin.

         The purchase price consisted of US$600,000 paid on May 12, 2004 and held as contract deposit by Irie, which holds the remainder of the common stock of Cynthia Holdings. The Company also issued 1,000,000 shares of the Company's Common Stock to Irie pursuant to the terms of the Letter Agreement. The Letter Agreement provides that the Company may acquire up to a 50% interest in Cynthia Holdings in exchange for a payment of CDN$2,376,450 (approximately US$1,939,642.50 at December 10, 2004 based upon an exchange rate of 1.2252). The Company is entitled to 0.5% of Cynthia Holdings for each CDN$2,376.45 paid toward the purchase price. Upon payment by the Company of the full CDN$2,376,450 purchase price, Cynthia Holdings will redeem outstanding preference shares held by Irie in Cynthia Holdings. Cynthia Holdings has rights to acquire certain mineral rights in the Santa Rosa Dome Concession owned by the government of Argentina. For more information on the Santa Rosa Dome Concession and the Company's agreement to acquire an indirect interest therein, see Item 1 to the Company's Form 10-KSB for the year ended December 31, 2003. The purchase price paid to Cynthia Holdings was determined by arms length negotiations between the Company and representatives of Irie, and was not arrived at by any formula or principle.

         The Company will require significant additional cash to complete its purchase of the effective 50% ownership interest in Cynthia Holdings and meet its obligations to fund 50% of the operating costs associated with such property. Such financing may not be available to the Company on terms satisfactory to it, if at all.

Item 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.
            ----------------------------------------

         The Company has sold the following unregistered securities since its last report of sale of unregistered securities:

         o 287,594 shares of its Common Stock to convert principal and accrued interest under a Promissory Note in the original principal amount of $25,000 in accordance with the terms of such note. The Company relied on the exemption contained in
                  Section 3(a)(9) of the Securities Act for this sale, and an appropriate legend will be placed on the certificates issued.

         o 34,815 shares of its Common Stock in the aggregate at a purchase price of $1.35 per share to two accredited investors. The Company relied on the exemption contained in Section 4(2) of the Securities Act in connection with this transaction, and an appropriate legend has been or will be placed on the certificates issued.
         o 1,000,000 shares of Common Stock to Irie Isle Limited as partial consideration for shares of Cynthia Holdings Ltd. as described in Item 2.01. The Company relied on the exemption contained in Section 4(2) of the Securities Act in connection with this transaction, and an appropriate legend has been or will be placed on the certificates issued.


Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            ---------------------------------------------------------
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------------------

         On December 9, 2004, the Company appointed E. Jamie Schloss as acting Chief Financial Officer of the Company. Mr. Schloss has been serving as a director of the Company since October 2004. In consideration of his service, the Company granted to Mr. Schloss an option to purchase 400,000 shares of Common Stock as discussed in Item 1.01 above. Any other compensation between the Company and Mr. Schloss will be mutually agreed upon in connection with his role as acting Chief Financial Officer.

         Mr. Schloss was an investor in oil & gas drilling ventures for 10 years from 1980 to 1990 and the founder, President and CFO of Castle Rock Resources, Inc. ("Castle Rock"), an oil and gas exploration and drilling company. Castle Rock participated in the drilling of more than 25 wells in Texas, New Mexico, and Louisiana from 1990 to 1995 through joint venture partnerships. In June 1995, Castle Rock and partners sold seven wells in the Townsend (Sublime) Field in south Texas to Weeks Exploration Company for $16,000,000 in total. From 1966 to 1990, Mr. Schloss held various positions at entertainment industry firms including MCA, Inc., Warner Bros. Television Distribution, Western-World Television, and Hal Roach Studios. Mr. Schloss holds a Juris Doctor and was a Certified Public Accountant in California and New Jersey.

         Mr. Schloss beneficially owns 11.6% of the outstanding Common Stock of the Company, including the option described below and the portion of the option discussed above which vests within 60 days. In July 2003, the Company entered into an agreement with Castle Rock. Pursuant to this agreement, Castle Rock provides consulting and related services to assist the Company in locating oil and gas properties and provides the non-exclusive services of certain named persons, including Mr. Schloss. The agreement provides the Company with a 30 day right of first refusal on each prospect property. In consideration for Castle Rock entering into the consulting agreement and the right of first refusal, Castle Rock received options to purchase 400,000 shares of the Company's Common

Stock at $.25 per share. Castle Rock is also entitled to receive a management fee of $5,000 per month on all wells which are proposed by Castle Rock and drilled by the Company, and Castle Rock will oversee operations and finances for such wells. Castle Rock is entitled to reimbursement of certain expenses and will receive a 10% finder's fee on all cash raised by Castle Rock on behalf of the Company. The finder's fee is payable in cash or stock at Castle Rock's option. Castle Rock has a right in certain circumstances to require registration under the Securities Act for the resale of the shares which may be purchased upon exercise of its stock option. The agreement expires on July 21, 2006.

Item 7.01  REGULATION FD DISCLOSURE.
           -------------------------

         On December 9, 2004, the Company issued a press release announcing the election of E. Jamie Schloss as acting Chief Financial Officer. A copy of such press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

         (a) Financial Statement of businesses acquired.

         The Registrant will file the required financial statements of Cynthia Holdings in an amendment to this Form 8-k filed on or before 71 calendar days after the date on which a Form 8-K reporting the acquisition of the interest in Cynthia Holdings was required to be filed.

         (b) Pro Forma Financial Information

         The Registrant will file the required pro forma financial statements in connection with the acquisition of the interest in Cynthia Holdings in an amendment to this Form 8-k filed on or before 71 calendar days after the date on which a Form 8-K reporting the acquisition of the interest in Cynthia Holdings was required to be filed.

         (c)  Exhibits

         10.1 Letter Agreement dated April 30, 2003 among the Company, Irie Isle Limited and Cynthia Holdings Limited.

         99.1     Press Release of December 9, 2004.




                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Surge Global Energy, Inc.


Dated:  December 16, 2004                 BY: /S/ Fred W. Kelly
                                          -------------------------------
                                          Fred W. Kelly, Chief Executive Officer